                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934


                                 eMachines, Inc.
          -----------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                            94-3311182
   ------------------------              --------------------
   (State of Incorporation                 (I.R.S. Employer
       or Organization)                   Identification No.)

               14350 Myford Road, Suite 100, Irvine, California 92606
         ------------------------------------------------------------
                    (Address of Principal Executive Offices)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.  [   ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]

     Securities Act registration statement file number to which this form relates: 333-86219

     Securities to be registered pursuant to Section 12(b) of the Act:


            Title Of Each Class                                  Name Of Each Exchange On Which
            To Be So Registered                                  Each Class Is To Be Registered
--------------------------------------------             -----------------------------------------------
                    None                                                      None

     Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, Par Value $.0000125
              ---------------------------------------------------
                                (Title of Class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Incorporated by reference to the information contained in the section titled "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 31, 1999 (file number 333-86219) (the "Form S-1 Registration Statement").

ITEM 2.  EXHIBITS

         The following exhibits are filed as part of this registration statement:

         3.1*   Restated Certificate of Incorporation of the Registrant.

         3.2** Form of Amended and Restated Certificate of Incorporation of the Registrant to be filed upon the closing of the offering.

         3.3*   Amended and Restated Bylaws.

         3.4** Amended and Restated Bylaws of the Registrant to be in effect after the closing of the offering.

         4.1**  Specimen Common Stock Certificate.


_______________________
* Incorporated by reference to the corresponding exhibit filed with the Form S-1 Registration Statement.

** To be filed by amendment.
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                                   SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 25, 2000         EMACHINES, INC.


                                By: /s/ Steven H. Miller
                                    ---------------------------
                                    Steven H. Miller
                                    Vice President, Chief Financial Officer,
                                    and Secretary